UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 4, 2009

HECLA MINING COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-8491	77-0664171
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6500 North Mineral Drive, Suite 200

Coeur d’Alene, Idaho 83815-9408

(Address of Principal Executive Offices) (Zip Code)

(208) 769-4100

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On February 4, 2009, Hecla Mining Company (“Hecla”) entered into an underwriting agreement (the “Underwriting Agreement”) with Canaccord Adams Inc. and Canaccord Capital Corporation (the “Underwriters”). The Underwriting Agreement relates to the issuance and sale by Hecla of units consisting of (i) 32,000,000 shares of its common stock, par value $0.25 per share (“Common Stock”) and (ii) Series 3 Warrants to purchase up to 16,000,000 shares of Common Stock at an exercise price of $2.50 per share (the “Series 3 Warrants”, together with the Common Stock, the “Units”), plus an option exercisable by the underwriters for an additional 4,800,000 Units to cover over-allotments, if any. The price per Unit to the underwriters is $1.93725 per Unit, and the Underwriters will initially offer the Units to the public at $2.05 per Unit. The Series 3 Warrants may be exercised on or about August 10, 2009 and through and including August 10, 2014. A copy of the form of the Series 3 Warrant is attached as Exhibit 4.1 to this report and is incorporated herein by reference. The description of such Series 3 Warrant is a summary only and is qualified in its entirety by reference to Exhibit 4.1.

The offering of the Units was made under Hecla’s shelf registration statement on Form S-3ASR (Reg. No. 333-145919) (the “Registration Statement”), including a prospectus dated September 7, 2007, as supplemented by prospectus supplement filed with the Securities and Exchange Commission on February 4, 2009. The Units are expected to be delivered to the Underwriters on February 10, 2009 against payment of the purchase price. The Underwriting Agreement contains customary representations and warranties and covenants by Hecla, conditions to closing and indemnification provisions. This summary of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement filed herewith as Exhibit 1.1 and incorporated into this Item 1.01 by reference.

Item 8.01.	Other Events.

On February 4, 2009, Hecla announced the pricing of the underwritten public offering of the Units pursuant to the Registration Statement. A copy of the press release making the announcement is filed herewith as Exhibit 99.1 and incorporated into this Item 8.01 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement, dated February 4, 2009, between Hecla Mining Company and Canaccord Adams Inc. and Canaccord Capital Corporation.*

4.1	Form of Series 3 Warrant.*

5.1	Opinion of Bell, Boyd & Lloyd LLP.*

23.1	Consent of Bell, Boyd & Lloyd LLP (included in Exhibit 5.1).

99.1	Press Release dated February 4, 2009.*

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 6, 2009

Hecla Mining Company

By:	/s/ James A. Sabala
James A. Sabala
Senior Vice President & Chief Financial Officer